UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

3081 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of NeoPhotonics Corporation (the “Company”), the Company’s stockholders approved NeoPhotonics Corporation 2020 Equity Incentive Plan (the “2020 Plan”). The Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

Subsequent to approval of the 2020 Plan, the Board of Directors approved an amendment to the 2020 Plan to reduce the proposed number of shares reserved for issuance under the 2020 Plan by 200,000 shares, which became effective immediately following approval of the 2020 Plan by the stockholders. After taking this amendment into account, the aggregate number of shares of common stock reserved for issuance under the 2020 Plan will not exceed the sum of (i) 1,921,414 shares and (ii) certain shares subject to outstanding awards granted under the Company’s 2010 Equity Incentive Plan or 2011 Inducement Award Plan that may become available for issuance under the 2020 Plan, as such shares become available from time to time.

A summary of the material terms of the 2020 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2020. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2020 Plan and the forms of award agreements under the 2020 Plan, which are filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting was held on June 2, 2020. Proxies for the meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. At the Annual Meeting, 39,425,936 common shares were represented in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal 1:

Timothy S. Jenks and Yanbing Li were elected as Class I directors to hold office until the 2023 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Timothy S. Jenks	32,638,215	539,426	6,248,295
Yanbing Li	33,059,883	117,758	6,248,295

Proposal 2:

The selection by the audit committee of the Company’s board of directors of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
39,381,465	25,817	18,654	0

Proposal 3:

The 2020 Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
26,386,092	6,775,738	15,811	6,248,295

Proposal 4:

An advisory vote on executive compensation, as proposed by management and described in the proxy materials, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
32,363,639	795,374	18,628	6,248,295

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	NeoPhotonics Corporation 2020 Equity Incentive Plan and forms of agreement thereunder (1)

(1)       Filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-238938), filed with the Securities and Exchange Commission on June 4, 2020, and incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2020	NEOPHOTONICS CORPORATION

	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)

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